EXHIBIT 32.1

AIRTRAN HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of AirTran Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2008, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Fornaro, President and Chief Executive Officer and Arne G. Haak, Senior Vice President of Finance, Treasurer and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2008	By:	/s/ Robert L. Fornaro
Robert L. Fornaro
President and Chief Executive Officer

	By:	/s/ Arne G. Haak
Arne G. Haak
Senior Vice President of Finance, Treasurer and Chief Financial Officer